Exhibit 99.2

News

August 12, 2015	Analyst Contact: T.D. Eureste
918-588-7167
Media Contact: Brad Borror
918-588-7582

ONEOK Partners Announces Agreements to Sell

24.9 Million Common Units

ONEOK, Inc. Agrees to Purchase $650 Million of Common Units

Kayne Anderson Agrees to Purchase $100 Million of Common Units

TULSA, Okla. – Aug. 12, 2015 – ONEOK Partners, L.P. (NYSE: OKS) today announced that it has agreed to sell approximately 21.5 million of its common units representing limited partner interests at a price of $30.17 per unit to ONEOK, Inc. (NYSE: OKE), which is the parent company of ONEOK Partners GP, L.L.C., (General Partner), the sole general partner of ONEOK Partners. The common units will be sold to ONEOK, Inc. in a private placement.

In addition, ONEOK Partners will concurrently sell approximately 3.3 million of its common units at a price of $30.17 per unit to funds managed by Kayne Anderson Capital Advisors, L.P. (Kayne Anderson). The common units will be offered by ONEOK Partners in a registered direct offering pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission.

The net proceeds, after deducting offering expenses, are expected to be approximately $749 million. ONEOK Partners expects to use the proceeds to repay amounts outstanding under its commercial paper program and for general partnership purposes. The closing of the private placement with ONEOK, Inc. is not contingent upon the closing of the registered direct offering with Kayne Anderson.

ONEOK, Inc. also will contribute approximately $15.3 million on behalf of the General Partner to maintain its 2 percent general partner interest.

When the common unit offerings are complete, ONEOK Partners will have 285.8 million units outstanding, which includes 212.8 million common units and 73.0 million Class B units. ONEOK, Inc. and the General Partner, will increase its aggregate ownership interest in the partnership to 41.2 percent from 36.8 percent.

ONEOK Partners Announces Agreements to Sell

24.9 Million Common Units

August 12, 2015

The securities offered in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

“This equity issuance to ONEOK, Inc. and one of our largest institutional unitholders is expected to satisfy ONEOK Partners’ equity needs for the remainder of 2015 and well into 2016,” said Terry K. Spencer, president and chief executive officer of ONEOK Partners.

ONEOK Partners expects to obtain a greater than 1.0 times coverage of cash distributions in 2016.

This news release is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

ONEOK Partners, L.P. (pronounced ONE-OAK) (NYSE: OKS) is one of the largest publicly traded master limited partnerships in the United States and owns one of the nation’s premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. Its general partner is a wholly owned subsidiary of ONEOK, Inc. (NYSE: OKE), a pure-play publicly traded general partner, which owns 36.8 percent of the overall partnership interest, as of June 30, 2015.

Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected operating income, net income, capital expenditures, cash flow and projected levels of distributions), liquidity, management’s plans and objectives for our future growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids pipelines and processing facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning.

One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•	the effects of weather and other natural phenomena, including climate change, on our operations, demand for our services and energy prices;

ONEOK Partners Announces Agreements to Sell

24.9 Million Common Units

August 12, 2015

•	competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel;

•	the capital intensive nature of our businesses;

•	the profitability of assets or businesses acquired or constructed by us;

•	our ability to make cost-saving changes in operations;

•	risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties;

•	the uncertainty of estimates, including accruals and costs of environmental remediation;

•	the timing and extent of changes in energy commodity prices;

•	the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives and authorized rates of recovery of natural gas and natural gas transportation costs;

•	the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers’ desire and ability to obtain necessary permits; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities;

•	difficulties or delays experienced by trucks, railroads or pipelines in delivering products to or from our terminals or pipelines;

•	changes in demand for the use of natural gas, NGLs and crude oil because of market conditions caused by concerns about climate change;

•	conflicts of interest between us, our general partner, ONEOK Partners GP, L.L.C, and related parties of ONEOK Partners GP, L.L.C;

•	the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control;

•	our indebtedness could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt or have other adverse consequences;

•	actions by rating agencies concerning the credit ratings of us or the parent of our general partner;

•	the results of administrative proceedings and litigation, regulatory actions, rule changes and receipt of expected clearances involving the any local, state or federal regulatory body, including the FERC, the National Transportation Safety Board, the PHMSA, the EPA and CFTC;

•	our ability to access capital at competitive rates or on terms acceptable to us;

•	risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling or extended periods of ethane rejection;

•	the risk that material weaknesses or significant deficiencies in our internal control over financial reporting could emerge or that minor problems could become significant;

•	the impact and outcome of pending and future litigation;

•	the ability to market pipeline capacity on favorable terms, including the effects of:

– future demand for and prices of natural gas, NGLs and crude oil;

– competitive conditions in the overall energy market;

– availability of supplies of Canadian and United States natural gas and crude oil; and

– availability of additional storage capacity;

•	performance of contractual obligations by our customers, service providers, contractors and shippers;

•	the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances;

•	our ability to acquire all necessary permits, consents and other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems;

•	the mechanical integrity of facilities operated;

ONEOK Partners Announces Agreements to Sell

24.9 Million Common Units

August 12, 2015

•	demand for our services in the proximity of our facilities;

•	our ability to control operating costs;

•	acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’ or shippers’ facilities;

•	economic climate and growth in the geographic areas in which we do business;

•	the risk of a prolonged slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets;

•	the impact of recently issued and future accounting updates and other changes in accounting policies;

•	the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions in the Middle East and elsewhere;

•	the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;

•	risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•	the impact of uncontracted capacity in our assets being greater or less than expected;

•	the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates;

•	the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines;

•	the efficiency of our plants in processing natural gas and extracting and fractionating NGLs;

•	the impact of potential impairment charges;

•	the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting;

•	our ability to control construction costs and completion schedules of our pipelines and other projects; and

•	the risk factors listed in the reports we have filed and may file with the Securities and Exchange Commission (SEC), which are incorporated by reference.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail in Part I, Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in our other filings, which are available on the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

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